UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|X|  Soliciting Material pursuant to ss.240.14a-12

                               Hughes Supply, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous fling by registration statement number or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:_______________________________________________

     (2)  Form, Schedule or Registration Statement No.:_________________________

     (3)  Filing party:_________________________________________________________

     (4)  Date filed:___________________________________________________________

THIS FILING CONSISTS OF MATERIALS SENT TO THE NEW YORK STOCK EXCHANGE REGARDING THE PROPOSED MERGER.


VIA FACSIMILE NO:  212-656-5893
-------------------------------

January 25, 2006

New York Stock Exchange
Operations Department

ATTENTION:  Cecelia Cheung

                                          1st 6 Digits ONLY of Cusip No.: 444482
                                          --------------------------------------

Company:   Hughes Supply, Inc.
           --------------------
Symbol:    HUG
           --------------------


               RE:  Hughes Supply, Inc.: Special Meeting of Shareholders
                    ----------------------------------------------------


Dear Ms. Cheung:

At a meeting held today, by the Board of Directors of Hughes Supply, Inc. (the "Company"), it was unanimously resolved that FEBRUARY 6, 2006, be set as the record date for the determination of the shareholders entitled to notice of, and to vote at the meeting, to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of January 9, 2006, between The Home Depot, Inc. and the Company, providing for the acquisition of the Company by The Home Depot.

Sincerely yours,

/s/ Karen K. Pettiford
------------------------------
Karen K. Pettiford
Assistant Corporate Secretary


cc:  American Stock Transfer and Trust Company (via facsimile: 718-921-8336)